UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2021
CRANE CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Crane Co. (the “Company”) held its Annual Meeting of Stockholders on April 26, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Crane Co. 2018 Amended and Restated Stock Incentive Plan (the “2018 Amended and Restated Plan”).
A summary of the 2018 Amended and Restated Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2021 (the “Proxy Statement”) under the section titled “Item 4: Proposal to Approve the 2018 Amended & Restated Stock Incentive Plan” and is incorporated herein by reference.

The summary of the 2018 Amended and Restated Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2018 Amended and Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Annual Meeting was held on April 26, 2021. The voting results were as follows (vote totals may not sum to the total votes cast because of rounding fractional shares):

1. The following ten Directors were elected to serve until the 2022 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	50,662,278
Votes against	159,551
Abstained	132,724
Broker non-votes	2,871,667

Donald G. Cook
Votes for	49,728,670
Votes against	1,097,055
Abstained	128,828
Broker non-votes	2,871,667

Michael Dinkins
Votes for	50,616,819
Votes against	203,925
Abstained	133,809
Broker non-votes	2,871,667

Ronald C. Lindsay
Votes for	50,694,257
Votes against	131,730
Abstained	128,566
Broker non-votes	2,871,667

Ellen McClain
Votes for	50,671,951
Votes against	156,799
Abstained	125,803
Broker non-votes	2,871,667

Charles G. McClure, Jr.
Votes for	50,628,126
Votes against	193,857
Abstained	132,570
Broker non-votes	2,871,667

Max H. Mitchell
Votes for	50,773,588
Votes against	131,319
Abstained	49,646
Broker non-votes	2,871,667

Jennifer M. Pollino
Votes for	50,646,259
Votes against	183,500
Abstained	124,794
Broker non-votes	2,871,667

John S. Stroup
Votes for	48,426,548
Votes against	2,391,887
Abstained	136,118
Broker non-votes	2,871,667

James L.L. Tullis
Votes for	47,413,932
Votes against	3,472,256
Abstained	68,365
Broker non-votes	2,871,667

2. The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2021.

Votes for	52,938,724
Votes against	834,721
Abstained	52,775
Broker non-votes	--------

3. The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.

Votes for	47,460,601
Votes against	3,354,315
Abstained	139,637
Broker non-votes	2,871,667

4. The stockholders approved the 2018 Amended & Restated Stock Incentive Plan.

Votes for	45,191,685
Votes against	3,314,720
Abstained	2,448,148
Broker non-votes	2,871,667

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

10.1	Crane Co. 2018 Amended & Restated Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

April 26, 2021

	By:	/s/ Anthony M. D’Iorio
Anthony M. D’Iorio
SVP, General Counsel & Secretary

Document and Entity Information	As of
4/26/2021
Entity Central Index Key	0000025445
Amendment Flag	false